Capital Lease Obligations and Restricted Cash	12 Months Ended
Dec. 31, 2014
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Capital Lease Obligations and Restricted Cash
10.	Capital Lease Obligations and Restricted Cash

Capital Lease Obligations

	December 31,	December 31,
	2014	2013
	$	$
RasGas II LNG Carriers	—	472,806
Suezmax Tankers	63,550	125,523

Total	63,550	598,329
Less current portion	4,422	31,668

Long-term portion	59,128	566,661

RasGas II LNG Carriers. As at December 31, 2014 and 2013, Teekay LNG owned a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture). All amounts below and in the table above relating to the Teekay Nakilat Joint Venture’s three LNG carriers (or the RasGas II LNG Carriers), which were under capital leases until the termination of the leasing of the vessels on December 22, 2014, include Teekay LNG’s joint venture partner’s 30% interest in the Teekay Nakilat Joint Venture. Pursuant to the termination of the leasing of the RasGas II LNG Carriers, the Teekay Nakilat Joint Venture, through its wholly-owned subsidiaries, acquired the RasGas II LNG Carriers from the lessor. In settling the outstanding lease obligations and acquiring the vessels, the Teekay Nakilat Joint Venture capitalized a negotiated early lease termination fee of $23.1 million, which was required under the lease agreement and was paid to the lessor in excess of the outstanding lease obligation of $473.4 million. Concurrently with the lease termination, the Teekay Nakilat Joint Venture refinanced its debt facility (see note 8).

Under the terms of the capital lease arrangements with respect to the RasGas II LNG Carriers, the lessor claimed tax depreciation on these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the Teekay Nakilat Joint Venture, as lessee. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases. If an assumption proved to be incorrect, the lessor was entitled to increase or decrease the lease payments to maintain its agreed after-tax margin. Even though the Teekay Nakilat Joint Venture has terminated the leasing of the RasGas II LNG Carriers and acquired the leased vessels from the lessor, it remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date. The Company’s carrying amount of the tax indemnification guarantee as at December 31, 2014 and 2013 was $14.4 million and $15.0 million, respectively, and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

Suezmax Tankers. During 2014 Teekay LNG was a party to capital leases on four Suezmax tankers. Under these capital leases, the owner has the option to require Teekay LNG to purchase the four vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. Teekay LNG received notification of termination from the owner and the owner sold the Algeciras Spirit on February 28, 2014 and sold the Huelva Spirit on August 15, 2014. For the remaining two Suezmax tankers, the cancellation options are first exercisable in October 2017 and July 2018, respectively. Upon sales of the vessels, Teekay LNG was not required to pay the balance of the capital lease obligations, as the vessels under capital leases were returned to the owner and the capital lease obligations were concurrently extinguished.

The amounts in the table below assume the owner will not exercise its options to require Teekay LNG to purchase either of the two remaining vessels, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable and sell the vessels to a third party, upon which the lease obligation will be extinguished. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by Teekay LNG.

As at December 31, 2014, the remaining commitments under the two capital leases, including the purchase obligations for the two Suezmax tankers, approximated $73.7 million, including imputed interest of $10.2 million, repayable from 2015 through 2018, as indicated below:

Year	Commitment
2015	$7,790
2016	$7,673
2017	$30,953
2018	$27,296

The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers that were terminated on December 22, 2014, the Teekay Nakilat Joint Venture was required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, would equal the remaining amounts owing under the leases. These cash deposits were restricted to being used for capital lease payments and were fully funded primarily with term loans. These deposits were released as part of the lease termination; however, the Teekay Nakilat Joint Venture was required to place $6.8 million on deposit to the lessor as security against any future claims as the Teekay Nakilat Joint Venture still has an obligation to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date. As at December 31, 2014 and 2013, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $6.8 million and $475.6 million, respectively. As at December 31, 2014 and 2013, the weighted-average interest rates earned on the deposits were 0.6% and 0.3%, respectively. These rates do not reflect the effect of related interest rate swaps that the Company has used to economically hedge its floating-rate restricted cash deposits relating to the RasGas II LNG Carriers.

The Company also maintains restricted cash deposits relating to certain term loans, collateral for derivatives and other obligations, which totaled $107.8 million and $27.1 million as at December 31, 2014 and 2013, respectively.